                                                                    EXHIBIT 10.6

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


[LOGO]SOLECTRON


                       CONTRACT MANUFACTURING AGREEMENT


This Agreement is entered into this 1/st/ day of August, 2000_, by and between Solectron Massachusetts Corporation ("Solectron"), a California corporation, with offices at One Solectron Drive, Westborough, MA, 01581 and Tellium, Inc.("Tellium") whose principle place of business is located at 2 Crescent Place, Oceanport, NJ 07757. As the parties desire to formulate a strategic business relationship and to define their expectations regarding this relationship, it is hereby agreed as follows:

1.   Precedence:

1.1 This Agreement is the basic set of Terms and Conditions regarding the business relationship between Solectron and Tellium. Product specific requirements and additional specific business terms and conditions will be mutually agreed to and documented by an addendum to this Agreement.

1.2 Attached to this Agreement, as an Addendum, is a listing of additional Addenda.

1.3 This Agreement and its addenda shall prevail over the terms and conditions of any purchase order, acknowledgment form or other instrument. In the event of a conflict between addenda and this basic agreement, the specific conflicting items contained in the addenda will take precedence over the specific items in this basic agreement

1.4 This Agreement may be executed in one or more counterparts, each of which will be deemed the original, but all of which will constitute but one and the same document. The parties agree this Agreement and its addenda may not be modified except in writing signed by both parties.

1.5 Nothing in this Agreement shall be construed or deemed to prevent or otherwise inhibit Tellium's ability or right to manufacture, at Tellium's facility or at a third party facility of Tellium's choice, the Products. Further, nothing in this Agreement shall be construed or deemed to (i) require Tellium to order any units of the Products to be manufactured by Solectron, or (ii) prevent or otherwise inhibit Tellium's ability or right to design, develop, manufacture, have manufactured, market, use, sell, and or distribute any follow-on products or derivatives of the Products.

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2.     Term of Agreement

2.1 This Agreement shall commence on the effective date, April 1st, 2000, and shall continue for an initial term of one (1) year. This Agreement shall automatically be renewed for successive one (1) year increments unless either party request in writing, at least ninety (90) days prior to the anniversary date, that this Agreement not be so renewed.

3.     Product Forecast

3.1 It is agreed that Tellium will provide Solectron, on a monthly basis, a rolling twelve (12) month Product forecast. This section, as appropriate, may be modified in an addendum to reflect specific Product requirements.

4.     Material Management

4.1    Material Procurement

4.1.1 In order to meet Tellium's forecasted requirements and additional agreed upon flexibility requirements, Solectron is authorized to purchase materials and make commitments to suppliers using standard purchasing practices including, but not limited to, acquisition of material recognizing Economic Order Quantities, ABC order policy, and supplier imposed minimum order quantities. Tellium recognizes its financial responsibility for the material purchased by Solectron on behalf of Tellium.

4.1.2 In the event of a termination or a cancellation of a Purchase Order or Material Release, and/or discontinuance of Product or excess material created by an engineering change or forecast revision, Tellium agrees to compensate Solectron for Products and material inventory as follows: (i) the contract price of all finished Products in Solectron's possession ("Excess Product"), (ii) the cost of material inventory (including handling charges and value added charges), whether in raw form or work in process, and not returnable to the vendor or usable for other customers,
       (iii) the cost of material on order (including handling charges) which cannot be canceled, and (iv) any vendor cancellation charges incurred with respect to material cancelled or returned to the vendor or otherwise set forth in an addendum ((ii) (iii) and (iv) collectively, "Excess Inventory").

4.1.3. Tellium's maximum liability (the "Maximum Liability") for (i) Excess Product shall be the cost of (***) supply based on the forecast or purchase orders and (ii) Excess Inventory shall be the cost of (***) to the (***) for any inventory item acquired in reliance on a forecast or a purchase order, except where minimum order quantities and planned component attrition apply. Solectron will make

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       reasonable effort to mitigate the Maximum Liability pursuant to Section
       4.1.4. Solectron will provide to Tellium quarterly, a list of all component lead times.

4.1.4 Solectron shall undertake reasonable efforts to cancel all applicable components purchase orders and reduce component inventory through return for credit programs or allocate components for alternate programs if applicable.

4.1.5 In the event that Solectron pays purchase premiums or expediting fees (including premium freight costs) in order to procure materials, Solectron will charge back these premiums to Tellium if the root cause is Tellium demand of Products beyond the agreed upon flexibility limits or Non-performance (defined as late or incomplete delivery) of suppliers controlled by Tellium (Tactical Turnkey, whereby Tellium has control of the delivery conditions, supply assurance and pricing).

4.1.6 Solectron will purchase materials in a Strategic Turnkey mode whereby Solectron controls the suppliers share of business, supply assurance, payment terms, delivery conditions, the monitoring of on-time delivery and quality performance. Other modes of material procurement may alternatively take place as provided in an addendum to this contract.

4.2    Excess Material

4.2.1 Solectron owned raw material that is in excess of Tellium demand as a result of Purchase Order Cancellation, forecast changes, Engineering Change Orders (ECO's), and Minimum Order Quantity (MOQ) buys, will be the responsibility of Tellium and managed as provided below. Any material in excess due to a lifetime buy agreed to by Tellium will be treated as excess, unless otherwise agreed in writing.

4.2.2 Excess Material is defined as the quantity of material On Hand (Raw, Work in Process, and Finished Goods Inventory) owned by Solectron which is greater than the quantity required to meet the next (***) Tellium forecast, or has had no consumption for the past (***).

4.2.3 For (***) on hand at Solectron, Tellium will (***) a (***) of (***) of the (***) of the (***) at (***) provided, however that in no event will Tellium's (***) for (***) when (***) with the (***) and (***) the (***).
       The (***) of the (***) will be (***) and (***) by Solectron to Tellium on a (***) and the (***) will be (***).

4.2.4 Tellium and Solectron will (***) that has (***) with a preference towards (***) of (***) by Solectron.

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4.3    Obsolete Material

4.3.1 Obsolete Material is defined as any material Solectron has On Hand and Non-Cancelable On Order for which there is zero Tellium demand.

4.3.2 Within a (***) of (***), Tellium will (***) of (***) and (***) Solectron (***). Customer will be (***) a (***) of the (***) of the (***) at (***)
       within (***) of Solectron's (***) to Customer until time of (***). (***) must occur within (***) of Solectron's (***).

4.3.3 Finished Goods Inventory (FGI), that is built in response to Tellium request (in the form of a forecast, purchase orders, or flexibility agreement), will be held by Solectron for a maximum period of (***) past the original requested date, Tellium will then take receipt of FGI and pay Solectron for the FGI.

4.4    Purchase Orders and Price Reviews

4.4.1 Tellium agrees to provide Solectron Purchase Orders or Material Releases six (6) weeks in advance of delivery (or as otherwise provided by an addendum) and shall become effective upon acceptance of the order by Solectron.

4.4.2 Solectron and Tellium will meet every three (3) months during the term of this Agreement to review pricing and determine whether any price increase or decrease is required (each, a "Quarterly Cost Review").

4.4.3 Solectron will review the materials cost of the Products built for Tellium, and share the results with Tellium on a periodic basis. The resulting mutually agreed to prices for the Products will be implemented at a mutually agreed date. In the event that a variation in the aggregate materials costs of an assembly exceeds (***) of the previous agreed upon costs or original cost if no review has taken place for the Product, either party may request the materials cost to be reviewed before the next scheduled cost review.

4.4.4 During Quarterly Cost Reviews, Solectron and Tellium will agree on Materials Cost reduction targets for the next Quarterly Cost reviews. The materials cost reduction targets will only apply for the materials that Solectron purchases in "Full Strategic Turnkey" mode (defined as material where Solectron has control over vendor pricing and supply assurance, terms and conditions, delivery performance, and share of business) or "Partial Strategic Turnkey" mode (defined as material where Solectron has control over vendor pricing and supply assurance, terms and conditions, and delivery performance). Solectron will make all commercially reasonable efforts to meet the mutually agreed materials cost reduction targets, however these targets do not represent an obligation for Solectron to reduce the price of the Products if the targets are not met.

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4.4.5  Materials cost reductions can be initiated by Solectron or by Tellium.
       (***) initiated cost reductions will be (***) passed on to (***) and will become effective in the assembly prices after depletion of the material inventory currently held by Solectron and material on order. (***) initiated cost reductions within (***) will be (***) for the (***) after current inventory is depleted, after which Tellium will realize the full savings of such reduction.

4.4.6 Cost reductions resulting from Solectron's proposal of an alternate vendor approved by Tellium will be (***) for the (***) after current inventory is depleted, after which Tellium will realize the full savings of such reduction.

4.4.7 During the Quarterly Cost Review, Solectron and Tellium will agree on the date at which the assembly prices will be changed to reflect the new Materials costs. This effectiveness date depends upon the amount of inventory that needs to be depleted. Alternatively, effectiveness dates may be managed though inventories buy down.

4.4.8 Solectron agrees to (***) (Items which represent (***) of the aggregate of all Tellium's component's cost for each assembly. In addition Solectron will provide Tellium with an aggregate price by commodity for each assembly.

4.4.9 During the term of this Agreement, Solectron agrees (***) to monitor lead times and cycle times for the various Products as broken down into the following major categories:

       .   Order Processing cycle time
       .   Material lead time
       .   Manufacturing lead time
       .   Pack out and shipping cycle time

       This information will be reported to Tellium on a monthly basis, or as otherwise requested by Tellium ("Lead Time Reports"). Solectron agrees (***) to work with Tellium to develop strategies which will lead to ongoing reductions in lead times and cycle times for the various catigories. The Lead Time Reports will include details and results of the implementation of such strategies.

4.4.10 Solectron will perform a preferred supplier comparison on an ongoing basis to ensure optimal use of Solectron's preferred supply base.

4.4.11 Solectron agrees to provide to Tellium on a monthly basis, or as otherwise requested by Tellium, a report ("Liability Report") outlining Tellium's full

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       liability, including but not limited to Excess Product, Excess Inventory and Excess Material. Solectron will also provide a report showing Finished Goods Inventory and Work In Process.

5.0    Delivery

5.1 Solectron will target (***) on time delivery, defined as ready for shipment within a window of (***) and (***) (of acknowledged date). This section, as appropriate, may be modified by an addendum to reflect specific Product requirements.

5.2 All shipments by Solectron to a delivery destination specified by Tellium are (***). In those instances, (***) and (***) to (***) upon (***) to (***) at (***)

5.3 Solectron and Tellium shall agree to delivery schedule flexibility requirements specific to the Product as documented in the addenda.

5.4 Upon learning of any potential delivery delays, Solectron will notify Tellium as to the cause and extent of such delay.

5.5 If Solectron fails to make deliveries at the specified time and such failure is caused by Solectron, Solectron will, (***) to Tellium, (***) such as (***), or (***) to (***) the (***) or (***) the (***) of
       deliveries. If despite such measures and in the event late delivery is attributable to Solectron, Tellium (***) the (***) (or (***) in accordance with (***) should the (***) of (***).

5.6 Should Tellium require Solectron to undertake export activity on behalf of Tellium, Tellium agrees to submit requested export information to Solectron pursuant to Solectron Guidelines for Tellium-Driven Export Shipments as provided in the addenda.

6.0    Payment Terms

6.1    All prices are (***).

6.2 Solectron and Tellium agree to payment within (***) of invoice or shipment of Product, whichever is later, unless otherwise indicated in addenda, providing total liability is within predetermined credit limits.

6.3 The Invoice Currency and Payment Currency will be U.S. Dollars unless specifically negotiated and reflected in the addenda.

6.4 Until the purchase price and all other charges payable to Solectron with respect to any invoice have been received in full, Solectron (***) and Tellium (***)
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       Solectron a (***) in the (***) to Tellium pursuant to (***) and any (***)
       by Tellium from (***) or (***) of the (***) to (***).

6.5 Tellium agrees to notify Solectron within (***) of receipt of an invoice that is unacceptable for any reason to Tellium.

6.6    Additional Payment Terms, if any, will be included in an addendum

7.0    Quality

7.1 Solectron shall manufacture the Products in accordance with the quality requirements, standards and expectations as mutually agreed to. Specific requirements, standards and expectations will be reflected in addenda.

8.0    Engineering Changes

8.1 Tellium may, upon advance written notice to Solectron, submit engineering changes for incorporation into the Product. It is important that this notification include documentation of the change to effectively support an investigation of the impact of the engineering change. Solectron will (***) review the engineering change and report to Tellium within (***). If any such change affects the price, delivery, or quality performance of said Product, an equitable adjustment will be negotiated between Solectron and Tellium prior to implementation of the change.

8.2 Solectron agrees not to undertake significant process changes, design changes, or process step discontinuance affecting electrical performance and/or mechanical form and fit without prior written notification and concurrence of Tellium.

9.0    (***)

9.1    (***) agrees to (***) by (***) during the (***) of the (***) as (***) by
       (***). The (***) include, but are not limited to, tooling costs for manufacturing locations, Suppliers Audit and qualification costs, Component Engineering costs.

10.0   Tellium Furnished Tooling/Tellium Furnished Equipment (TFT/TFE)

10.1 All Tellium Furnished Tooling or Tellium Furnished Equipment (TFT/TFE) furnished to Solectron or paid for by Tellium in connection with this Agreement shall:

a)     Be clearly marked and remain the personal property of Tellium.
b)     Be (***) of (***) and (***).
c)     Unless otherwise agreed, (***) is (***) for the (***) of (***).

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       (***) shall hold (***) and shall not (***) the (***) without the (***) of
       (***). Upon Tellium's request, Solectron shall return the property to Tellium in the same condition as originally received by Solectron with the exception of reasonable wear and tear. In the event the (***) is (***), (***) for the (***) is (***) to the (***) of the (***).

11.0   Confidential Information

11.1 Solectron and Tellium agree to execute, as part of this Agreement, a Nondisclosure Agreement for the reciprocal protection of confidential information.

11.2 Subject to the terms of the Nondisclosure Agreement and the proprietary rights of the parties, Solectron and Tellium agree to exchange, at least semi-annually, relevant process development information and business plans to include market trends, process technologies, product requirements, new product developments, available capacity and other information to support technology advancements by both Solectron and Tellium.

12.0   Warranty

12.1 Solectron warrants that (i) the Product will conform to the specifications applicable to such Product at the time of its manufacture, which are furnished in writing by Tellium and accepted by Solectron for a period of (***) from the date of shipment of the Product; (ii) such Product will be of good material (supplied by Solectron) and workmanship and free from defects for which Solectron is responsible in the manufacture for a period of (***) from the date of shipment of the Product; (iii) such Product will be free and clear of all liens and encumbrances and that Solectron will convey good and marketable title to such Product. In the event that any Product manufactured shall not be in conformity with the foregoing warranties, (***) shall, at (***), either (***) for any such (***) (not to (***) the (***) by (***) for such (***), or, at (***) or (***) such (***). The foregoing (***) for (***).

12.2 Solectron shall have no responsibility or obligation to Tellium under warranty claims with respect to Products that have been subjected to abuse, misuse, accident, alteration, neglect or unauthorized repair.

12.3 Solectron shall have no responsibility or obligation to Tellium under warranty claims with respect to material supplied by Tellium (Tellium Furnished Material, TFM) that does not meet specifications, is damaged prior to receipt by Solectron, or in any way renders the Product manufactured by Solectron unacceptable to Tellium.

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12.4   Solectron shall have no responsibility or obligation to Tellium under warranty claims with respect to material which Tellium directs Solectron to procure which has been custom designed by Tellium, or for Tellium by a Third Party, that does not meet specifications or design requirements or in any way renders the Product manufactured by Solectron unacceptable to Tellium.

       THE (***) IN THIS SECTION ARE (***), AND (***) AND (***) AND (***) OR (***) OR (***) IN THE (***) OR (***), INCLUDING (***) THE (***) OF (***)
       AND (***) FOR A (***)

13.0   Termination

13.1 If either party fails to meet any one or more of the terms and conditions as stated in either this Agreement or the addenda, Solectron and Tellium agree to negotiate in good faith to resolve such default. If the defaulting party fails to cure such default or submit an acceptable written plan to resolve such default within (***) following notice of default, the non-defaulting party shall have the right to terminate this Agreement by furnishing the defaulting party with (***) written notice of termination.

13.2 This Agreement shall immediately terminate should either party; (i) become insolvent; (ii) enter into or filing a petition, arraignment or proceeding seeking an order for relief under the bankruptcy laws of its respective jurisdiction; (iii) enter into a receivership of any of its assets or; (iv) enter into a dissolution of liquidation of its assets or an assignment for the benefit of its creditors.

13.3 Either Solectron or Tellium may terminate this Agreement without cause by giving (***) advance written notice to the other party

13.4 Termination or expiration of this Agreement does not relieve either party of obligations incurred prior to termination or expiration. The warranties of Solectron set forth in Section 12 survive any termination of this Agreement.

14.0   Dispute Resolution

14.1 In the spirit of continued cooperation, the parties intend to and hereby establish the following dispute resolution procedure to be utilized in the unlikely event any controversy should arise out of or concerning the performance of this Agreement.

14.2 It is the intent of the parties that any dispute be resolved informally and promptly through good faith negotiation between the respective sites and divisions of Solectron and Tellium. Either party may initiate negotiation proceedings by written notice to the other party setting forth the particulars of the dispute. The

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       parties agree to meet in good faith to jointly define the scope and a method to remedy the dispute. If these proceedings are not productive of a resolution, then senior management of Solectron and Tellium are authorized to and will meet personally to confer in a bona fide attempt to resolve the matter.

14.3 Should any disputes remain existent between the parties after completion of the two-step resolution process set forth above, then the parties shall promptly submit any dispute to mediation with an independent mediator. In the event mediation is not successful in resolving the dispute, the parties agree to submit the dispute to binding arbitration under the Rules for Commercial Arbitration of the American Arbitration Association (the "Rules") by three arbitrators (or such lesser number of arbitrators as the parties hereto shall agree) appointed in accordance with said Rules. Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for a temporary restraining order, preliminary injunction, or other interim or conservatory relief, as necessary, without breach of this arbitration agreement and without any abridgment of the powers of the arbitrators.

15.0   Limitation of Liability

       NEITHER PARTY WILL BE LIABLE TO THE OTHER (OR ANYONE CLAIMING UNDER OR THROUGH THE OTHER) FOR (***) OR (***) OR (***) OR OTHER (***) IS (***) OF THE (***) OF (***).


16.0   Patent, Copyright and Trademark Indemnity

16.1 Solectron will, at its expense, defend, indemnify and hold harmless Tellium and its officers, employees and agents from and against any and all losses, costs, liabilities and expenses (including reasonable attorneys fees) arising out of any action brought against Tellium or any of its customers based on a claim that (i) Solectron's manufacturing process for the Products infringes the intellectual property rights of any third party, or (ii) Products manufactured by Solectron that fail to conform to Tellium's specifications, whether due to defects or engineering changes by Solectron, infringe the intellectual property rights of any third party, to the extent that such claim would have been obviated if such products were manufactured according to Tellium's specifications.

       Tellium will, at its expense, defend, indemnify and hold harmless Solectron and its officers, employees and agents from and against any and all losses, costs, liabilities and expenses (including reasonable attorneys fees) arising out of any action brought against Solectron based on a claim that the Products manufactured

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      in compliance with Tellium's specifications infringe the intellectual property rights of a third party.

      The indemnification obligations specified above arise only if the indemnified party: (i) gives the indemnifying party prompt notice of any such claims; (ii) permits the indemnifying party to direct the defense and the settlement of such claims.

17.   Indemnity and Insurance

17.1 Each party shall indemnify and hold harmless the other party from and against any reasonably foreseeable loss, damage, liability, cost or expense (including attorneys' fees) (a) which may be incurred on account of any suit, claim, judgment, or demand arising out of or caused by a grossly negligent act or omission or an intentional act of misconduct of the indemnifying party, its agents, employees or (b) which arises from a violation of applicable law by the indemnifying party.

17.2 Each indemnifying party will maintain sufficient public liability, property damage, employer's liability, workers compensation, product liability and occupational disease insurance to hold the indemnified party harmless from the risks provided

18.0  General

18.1 Each party to this Agreement will maintain insurance to protect itself from claims (i) by the party's employees, agents and subcontractors under Worker's Compensation and Disability Acts, (ii) for damages because of injury to or destruction of tangible property resulting out of any negligent act, omission or willful misconduct of the party or the party's employees or subcontractors, (iii) for damages because of bodily injury, sickness, disease or death of its employees or any other person arising out of any negligent act, omission, or willful misconduct of the party or the party's employees, agents or subcontractors.

18.2 Neither party shall delegate, assign or transfer its rights or obligations under this Agreement, whether in whole or part, without the written consent of the other party, provided, however, that none of the following events shall require consent pursuant to this Section 18.2:

          a.   Any merger of such party with another legal entity

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          b.   A reorganization of such party resulting in more than one legal entity or separation of business units into distinct legal entities;

          c.   A sale of all or substantially all of such party's assets.

18.3 Neither party shall be liable for any failure or delay in its performance under this Agreement due to acts of Nature, acts of civil or military authority, fires, floods, earthquakes, riots, wars or any other cause beyond the reasonable control of the delayed party provided that the delayed party: (i) gives the other party written notice of such cause within (***) of the discovery of the event; and (ii) uses its reasonable efforts to remedy such delay in its performance. If such event lasts for more than (***) after the initial notice of such event, either party may terminate this Agreement without penalty, including as a result of the cancellation of any forecast or purchase order. However each party will remain responsible for any liability incurred prior to termination of this Agreement.

18.4 This Agreement shall be governed by, and construed in accordance with the laws of the (***) excluding its conflict of laws provisions. In any action to enforce this Agreement, the (***) shall (***) and (***)

18.5 All subcontractors will be required to participate in, and comply with the provisions of, Solectron's Subcontractor Compliance Program.

19.0  Entire Agreement

19.1 This Agreement supersedes all previous communications, transactions, and understandings, whether oral, or written, and constitutes the sole and entire agreement between the parties pertaining to the subject matter hereof. No modification or deletion of, or addition to these terms shall be binding on either party unless made in writing and signed by a duly authorized representative of both parties.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first stated above.


Solectron Corporation                   Tellium, Incorporated

By: _________________________           By: _________________________

Name: _______________________           Name: _______________________

Title: ______________________           Title: ______________________

Date: _______________________           Date: _______________________

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                                   Addendum A
                                   ----------
                                     (***)

Current (***):
(***) will provide a (***) of (***) of (***). This (***) is based on (***) of (***) accompanied by a (***)

Once the (***) is exercised, the ability to exercise it again will be based on the time (***) of that (***). The lead time to (***) is no longer than the (***), provided in (***)


(***) will be fully implemented within (***).

Future (***):
(***) is investigating the options to (***) a (***). This (***) is based on a (***), which is provided in the (***).


(***) investigation will include:
 .  (***) for (***) of a (***).
 .  (***) and (***).
 .  (***) to (***).

Timing of evaluation:
(***) anticipates it will have all the evaluations complete by (***).

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                                   Addendum B
                              Long Lead Time Items


ITEM           BUYR RUN_LT     NCNR

(***)          TLM            (***)
(***)          TLM            (***)
(***)          TLM            (***)
(***)          TLM            (***)
(***)          TLM            (***)
(***)          TLM            (***)
(***)          TLM            (***)
(***)          TLM            (***)
(***)          TLM            (***)
(***)          TLM            (***)
(***)          TLM            (***)
(***)          TLM            (***)
(***)          TLM            (***)
(***)          TLM            (***) (***)
(***)          TLM            (***)
(***)          TLM            (***)
(***)          TLM            (***)
(***)          TLM            (***)
(***)          TLM            (***)
(***)          TLM            (***)
(***)          TLM            (***)
(***)          TLM            (***)
(***)          TLM            (***)
(***)          TLM            (***)
(***)          TLM            (***)
(***)          TLM            (***) (***)
(***)          TLM            (***)
(***)          TLM            (***)
(***)          TLM            (***)
(***)          TLM            (***)
(***)          TLM            (***)
(***)          TLM            (***)
(***)          TLM            (***)
(***)          TLM            (***)
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